RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2024
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

NOTE 22- RELATED PARTY TRANSACTIONS

Our transactions with related parties involve compensation arrangements for our officers and directors, including current compensation, share-based compensation, and compensation under options. We also paid service fees to two corporations controlled by two of our officers

1.	Shares sold to Related Parties (See Notes 9 and 12 above)	$-
2.	Notes payable to related party converted to shares (See Notes 9 and 12 above)	3,505,338
3.	Compensation to officers (Value of 3 million shares owed to Paul Averback in 2024 was $601,875, in which $300,937 was attributable to G&A, and $300,938 was attributable to R&D. The value of 1,000,000 shares to Patrick Doody was $69,276, attributable to R&D, totaling $370,213.50 for R&D, and $671,151 overall)	671,151
	Total Transactions for year	$4,176,489

Executive officers and directors participate in the Corporation’s stock option plan. Executive officers are covered under the Corporation’s health plan.

 Key management personnel compensation is comprised of:

In Thousands of US Dollars
Description	2024	2023	2022
Salary and Compensation	$-	$157	$660
Short-term employee benefits	2	2	14
Stock-based compensation	671	3,357	412
Total	$673	$3,516	$1,086

Total honorariums earned by the independent directors of the Corporation for participation in Board and Committee meetings were nil for the years ended December 31, 2024, 2023 and 2022, respectively.

The former Chief Financial Officer received salary compensation as an individual in the amount of $62,500 for the year ended December 31, 2023. We also made payments based on contract for services rendered to a corporation controlled by him. Amounts paid under this arrangement were $46,066 for the year ended December 31, 2023.

The former Corporate Legal Counsel received no salary compensation as an individual and received no deferred or incentive compensation. We made payments based on contract for services rendered to a corporation controlled by him. Amounts paid under this arrangement were $141,717, $496,450 and $435,289 for the years ended December 31, 2023, 2022 and 2021, respectively.

On April 17, 2023, we signed a short-term loan agreement with the company’s director, James G, Robinson. The principal amount of the loan is $1,000,000 of which $500,000 was received on April 25, 2023, $250,000 was received on June 5, 2023 and $250,000 was received on July 3, 2023.  The Loan was paid off and settled in full on August 28, 2023. This Loan Agreement is re-issued as the “October 2, 2023 Loan Agreement” with the company’s director, James G, Robinson. The company received the first loan payment of $500,000 on October 11, 2023 and the second loan payment of $250,000 on October 31, 2023 per the agreement.  The principal of the original loan in the amount of $1,000,000 was converted into 1,000,000 shares of stock.

On November 14, 2024, the Company entered into an Addendum to the October 2, 2023, Extension to the Loan Agreement dated April 17, 2023, extending the total loan amount to $3,000,000 and providing Mr. Robinson with an option to convert the Amount due plus interest, upon notification to Nymox, into common shares at a purchase price of $0.30 (30 cents) per share, the option to be exercisable up to and until December 31, 2026.  The term of the Addendum is 24 months and expires on December 31, 2026, automatically extendible an additional 24 months unless refused by either party.

The above honorariums payment to directors and professional service fee paid to officers’ related party are part of the company’s G&A expense.